Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 234,398,750.00
Previously Paid Amount	0.00
Total Fee Amount	32,370.47
Total Offset Amount	0.00
Net Fee	$ 32,370.47
Final Prospectus	false